UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
July 17, 2015 (July 31, 2015)

ROGERS CORPORATION
(Exact name of Registrant as specified in Charter)

Massachusetts	1-4347	06-0513860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
(Address of Principal Executive Offices and Zip Code)

(860) 774-9605
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously reported in the Current Report on Form 8-K, filed July 23, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of Rogers Corporation (the “Company”) approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm and the dismissal of Ernst & Young LLP (“EY”), effective as of July 31, 2015, following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. On July 30, 2015, the Company filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

The reports of EY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through July 31, 2015, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of EY would have caused EY to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years; and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided EY with a copy of this Form 8-K/A and requested that EY provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the above disclosures. A copy of EY’s letter, dated July 31, 2015, is attached as Exhibit 16.1 to this Form 8-K/A.

During the Company’s fiscal years ending December 31, 2014 and 2013 and through the subsequent interim period through July 31, 2015, neither the Company, nor anyone on its behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit
16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission, dated as of July 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ROGERS CORPORATION

	By:	/s/ David Mathieson
David Mathieson
Vice President, Finance and
Chief Financial Officer

Date: August 3, 2015

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission, dated as of July 31, 2015